UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 8, 2014

THE GREENBRIER COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Commission File No. 1-13146

Oregon	93-0816972
(State of Incorporation)	(I.R.S. Employer Identification No.)

One Centerpointe Drive, Suite 200, Lake Oswego, OR 97035

(Address of principal executive offices) (Zip Code)

(503) 684-7000

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Shareholders of the Company held on January 8, 2014, four proposals were voted upon by the Company’s shareholders. A brief discussion of each proposal voted upon at the Annual Meeting and the number of votes cast for, against, withheld, abstentions and broker non-votes to each proposal are set forth below.

A vote was taken at the Annual Meeting for the election of three directors of the Company to hold office until the Annual Meeting of Shareholders to be held in 2017, or until their successors are elected and qualified. The Company’s Bylaws were amended on October 29, 2013, to decrease the number of directors from ten to nine, effective as of January 8, 2014. The aggregate numbers of shares of Common Stock voted in person or by proxy for each nominee were as follows:

Nominee	Votes for Election	Votes Withheld	Votes Abstained	Broker Non-Votes
Graeme A. Jack	21,237,547	518,321	—	3,478,948
Victoria McManus	21,093,514	662,354	—	3,478,948
Wendy L. Teramoto	18,332,101	3,423,767	—	3,478,948

A vote was taken at the Annual Meeting to approve a non-binding advisory resolution regarding the 2013 compensation of the Company’s named executive officers. The aggregate number of shares of Common Stock in person or by proxy which voted for, voted against, abstained and broker non-votes from the vote were as follows:

Votes for Approval	Votes against Approval	Votes Abstained	Broker Non-Votes
20,469,396	485,477	800,995	3,478,948

A vote was taken at the Annual Meeting on a proposal to approve the adoption of The Greenbrier Companies, Inc. Umbrella Performance-Based Plan for Executive Officers (the “Umbrella Plan”), to allow the Company to grant to its executive officers cash bonus awards under its annual short-term incentive program for executive officers and long-term equity-based incentive awards under its 2010 Amended and Restated Stock Incentive Plan that may qualify as “performance-based” compensation under Section 162(m) of the Internal Revenue Code. The aggregate number of shares of Common Stock in person or by proxy which voted for, voted against, abstained and broker non-votes from the vote were as follows:

Votes for Approval	Votes against Approval	Votes Abstained	Broker Non-Votes
20,244,724	1,265,403	245,741	3,478,948

A vote was taken at the Annual Meeting on the proposal to ratify the appointment of KPMG LLP as the Company’s independent auditors for the year ending August 31, 2014. The aggregate number of shares of Common Stock in person or by proxy which voted for, voted against, abstained and broker non-votes from the vote were as follows:

Votes for Approval	Votes against Approval	Votes Abstained	Broker Non-Votes
23,732,469	1,412,976	89,371	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE GREENBRIER COMPANIES, INC.

Date: January 14, 2014	By:	/s/ Mark J. Rittenbaum
Mark J. Rittenbaum
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

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